NATIONWIDE VARIABLE INSURANCE TRUST

NVIT BNY Mellon Dynamic U.S. Equity Income Fund

Supplement dated September 12, 2024

to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective October 1, 2024, the Summary Prospectus is amended as follows:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares	Class X Shares	Class Y Shares	Class Z Shares
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	0.25%
Other Expenses	0.31%	0.31%	0.18%	0.06%	0.18%
Total Annual Fund Operating Expenses	0.88%	1.13%	0.75%	0.63%	1.00%
Fee Waiver/Expense Reimbursement(1),(2)	(0.12)%	(0.20)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.76%	0.93%	0.63%	0.51%	0.88%

(1)

Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.08% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

(2)

Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.76%, 0.93%, 0.63%, 0.51% and 0.88% for Class I, Class II, Class X, Class Y, and Class Z shares, respectively, until April 30, 2026. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

2.	The table under the heading “Example” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$78	$269	$476	$1,073
Class II Shares	95	339	603	1,357
Class X Shares	64	228	405	919
Class Y Shares	52	190	339	775
Class Z Shares	90	306	541	1,214

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE